UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549
             ___________________________________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  May 13,
                            2004

             Capital Environmental Resource Inc.
   (Exact name of registrant as specified in its charter)


   Ontario, Canada      000-25955       Not Applicable
 ___________________  _____________  _____________________
   (State or other     (Commission     (I.R.S. Employer
   jurisdiction of     File Number)   Identification No.)
   incorporation)

1122 International Blvd., Suite 601
Burlington, Ontario                         L7L 6Z8
___________________________________  _____________________
(Address of principal executive           (Zip Code)
          officers)

   Registrants' telephone number, including area code:
                      (905)319-1237

 1005 Skyview Drive, Suite 201, Burlington, Ontario  L7P 5B1
____________________________________________________________

    (Former name or former address, if changed since last
                          report.)


____________________________________________________________


Item 7.        Financial Statements and Exhibits

(c)       Exhibit 99.1 Press Release issued May 13, 2004.

Item 12. Disclosure of Results of Operations and Financial condition

Capital Environmental Resource Inc. ("Capital", "we", "us" or "our") issued a press release on May 13, 2004 announcing our results of operations for the quarter ended March 31, 2004. A copy of that release is furnished as Exhibit 99.1.

In our press release, we presented information on our operating income before depreciation, depletion and amortization for the quarter and on an annualized pro forma basis. Operating income before depreciation, depletion and amortization (on an actual and pro forma basis) is a "non-GAAP" financial measure under Regulation G. The components of operating income before depreciation, depletion and amortization are computed by using amounts that are determined in accordance with GAAP. As part of our press release we provided a reconciliation of operating income before depreciation, depletion and amortization for the first quarter 2004 to income from operations for the same period, which is its nearest comparable GAAP financial measure. The reconciliation consists of adding depreciation, depletion and amortization to income from operations.

Operating income before depreciation, depletion and amortization (on an actual and pro forma basis) is presented because we believe that it may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates. In addition, management uses operating income before depreciation, depletion and amortization, among other things, as an internal performance measure. Our lenders also use operating income before depreciation, depletion and amortization and adjusted operating income before depreciation, depletion and amortization to measure our ability to service and/or incur additional indebtedness under our credit facility. However, operating income before depreciation, depletion and amortization should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with U.S. GAAP or as a measure of a company's performance, profitability or liquidity. Operating income before depreciation, depletion and amortization is not calculated under U.S. GAAP and therefore is not necessarily comparable to similarly titled measures of other companies.

                          SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

             CAPITAL ENVIRONMENTAL RESOURCE INC.


                   By:  /s/Ivan R. Cairns
            ______________________________________
                       Ivan R. Cairns
                  Executive Vice President,
                       General Counsel
                         & Secretary

                     Date:  May 13, 2004